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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                          ___________________________


                                    FORM 8-K



                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                   JULY 5, 1995
                                                                    ------------


                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)


            DELAWARE                0-5751               95-2594724
- --------------------------------------------------------------------------------
          (State or other        (Commission            (IRS Employer
          jurisdiction of        File Number)        Identification No.)
          incorporation)

4350 VON KARMAN AVENUE, SUITE 280, NEWPORT BEACH, CALIFORNIA         92660
- --------------------------------------------------------------------------------
                 (Address of principal executive offices)             (zip code)


                                (714) 798-0460
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              (Registrant's telephone number, including area code)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On July 5, 1995, Ernst & Young LLP were engaged as the independent accountants for Comprehensive Care Corporation. Ernst & Young LLP will perform the audit of the consolidated financial statements of Comprehensive Care Corporation and subsidiaries for the year ended May 31, 1995. The engagement of Ernst & Young LLP is in place of Arthur Andersen LLP. For information relating to the termination of the audit relationship with Arthur Andersen LLP, reference is made to the Company's current report on Form 8-K dated May 22, 1995 and the amendment to such current report dated June 2, 1995.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         None.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMPREHENSIVE CARE CORPORATION
                                                  (Registrant)



                                        By: /s/ Kerri Ruppert
                                            -----------------------------------
                                                Kerri Ruppert,
                                                Vice President and
                                                Chief Accounting Officer
                                                (Principal Accounting Officer)

Dated:  July 5, 1995


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